                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   February 20, 1997


          WINDSOR PARK PROPERTIES 7, A CALIFORNIA LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         California                   000-21722             33-0363181
  -----------------------    -----------------------    -----------------------
     (State or other             (Commission File            (IRS Employer
     jurisdiction of                   Number)            Identification No.)
      incorporation)


             120 W. Grand Avenue, Suite 202, Escondido, CA  92025
   ------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)

   Registrant's telephone number, including area code:     (619) 746-2411
                                                          --------------------

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On February 20, 1997, Windsor Park Properties 7 (the Partnership) purchased a 26% interest in the Apache East Estates and Denali Park Estates manufactured home communities (the Communities) located in Apache Junction, Arizona. The remaining interests in the Communities were acquired by affiliated entities. The Communities are in good condition, and the Partnership intends to hold them as a medium-term (four to six year) investment. During the investment period the Partnership intends to continue to operate the Communities as manufactured home communities.

Apache East Estates is situated on approximately 16 acres of land and was developed around 1982. The community contains 123 manufactured home spaces, and amenities include a clubhouse, swimming pool and spa. Denali Park Estates is situated on approximately 33 acres of land and was developed around 1979. The community contains 162 manufactured home spaces, and amenities include a clubhouse, swimming pool and spa. All assets acquired will continue to be used in the operations of the Communities. The General Partners of the Partnership anticipate expending $15,000 for various capital improvement and maintenance projects at the Communities over the next 12 months. It is the opinion of the General Partners that the Communities are adequately insured.

The total cost of the Communities was approximately $5,183,000 ($5,150,000 paid to the sellers and other costs of $33,000). The Partnership's cost of its interest in the Communities was approximately $1,347,600 ($1,339,000 paid to the sellers and other costs of $8,600). The purchase prices were negotiated through arms-length bargaining processes with the sellers. Apache East Estates was acquired from Apache East Estates M.H.P., an Arizona general partnership and Denali Park Estates was acquired from Denali Park Estates M.H.P., an Arizona general partnership. The registrant's General Partners are not affiliated with the sellers of the Communities.

In connection with the purchase, the Partnership and the affiliated buyers of the Communities obtained a $3,040,000 mortgage loan. The loan, which is collateralized by the Communities, initially bears interest at a fixed rate of 8.375%. In March 2000 and March 2003, the interest rate adjusts to the yield on the three year Treasury Note plus 2.2%. The loan is due in March 2006. Loan costs of approximately $95,000 were incurred. In addition, the Partnership assumed a $500,000 second mortgage note payable to the sellers of the Communities. The note bears interest at 8% and is due in February 1998.

The Communities' manufactured home spaces are rented to tenants on a month-to-month basis, and current base rental rates average $209 per month. The Communities are located near several other manufactured home communities with comparable base rental rates.

The Communities are currently 73% occupied and have been approximately 70% occupied for the past three years. Other manufactured home communities in the immediate area are approximately 97% occupied.

Other material factors considered by the General Partners in assessing the Communities include ad valorem taxes for the 1996 tax year which totaled $39,600 ($17.63 per $1,000 full cash value) and utility rates which are expected to increase 4% per year.

The sources of funds for this acquisition were financing proceeds from investment properties already owned by the Partnership and the mortgage loans obtained as described above.

After reasonable inquiry, the Partnership is not aware of any material factors related to the Communities, other than as set forth in this Form 8-K/A, that would cause the reported financial information not to be necessarily indicative of future operating results.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits
         -----------------------------------------------------------------


     (a)  Financial Statements and Proforma Financial Information of
          ----------------------------------------------------------
          Apache East Estates and Denali Park Estates Manufactured
          --------------------------------------------------------
          Home Communities
          ----------------
                                                                        Page
                                                                        ----

          (i)    Combined Historical Summary of Gross Income  and
                 Direct Operating Expenses for the year ended
                 December 31, 1996 (audited)                               4

          (ii)   Estimated Proforma Statement of Taxable Net
                 Operating Income (Loss) for the year ended December
                 31, 1997 (unaudited)                                      8

          (iii)  Estimated Proforma Statement of Cash Available for
                 the year ended December 31, 1997 (unaudited)              8

     (b)  Proforma Financial Information of Windsor Park Properties 7
          -----------------------------------------------------------

          (i)    Proforma Balance Sheet at December 31, 1996 (unaudited)  10

          (ii)   Proforma Statement of Operations for the year ended
                 December 31, 1996 (unaudited)                            12

     (c)  Exhibits
          --------

          10)    Material Contracts

                 Apache East Estates Mobile Home Park
                 ------------------------------------
                 Denali Park Estates Mobile Home Park
                 ------------------------------------

                 The Purchase and Sale Contracts (both dated November 8, 1996) were previously filed on Form 8-K dated March 5, 1997 and are incorporated herein by reference.

Item 7(a)(i)
------------



          APACHE EAST ESTATES AND
          DENALI PARK ESTATES
          MANUFACTURED HOME COMMUNITIES

          COMBINED HISTORICAL SUMMARY OF GROSS INCOME
          AND DIRECT OPERATING EXPENSES
          FOR THE YEAR ENDED DECEMBER 31, 1996
          AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT



The Partners and Shareholders
Windsor Park Properties 3
Windsor Park Properties 4
Windsor Park Properties 5
Windsor Park Properties 7
Windsor Real Estate Investment Trust 8
Escondido, California


We have audited the accompanying combined historical summary of gross income and direct operating expenses (historical summary) of Apache East Estates and Denali Park Estates Manufactured Home Communities (the Communities), both of which are under common ownership and management, for the year ended December 31, 1996. This historical summary is the responsibility of the Communities' management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 3, Windsor Park Properties 4, Windsor Park Properties 5, Windsor Park Properties 7, and Windsor Real Estate Investment Trust 8) as described in Note 1 to the combined historical summary, and is not intended to be a complete presentation of the Communities' combined revenues and expenses.

In our opinion, such historical summary presents fairly, in all material respects, the combined gross income and direct operating expenses described in
Note 1 to the combined historical summary of gross income and direct operating expenses of Apache East Estates and Denali Park Estates Manufactured Home Communities for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Costa Mesa, California
February 6, 1997

APACHE EAST ESTATES AND DENALI PARK ESTATES
MANUFACTURED HOME COMMUNITIES

COMBINED HISTORICAL SUMMARY OF GROSS INCOME
AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------

GROSS INCOME:
Rent and utilities                    $   595,000
Other                                       4,000
                                      -----------


 Total gross income                       599,000


DIRECT OPERATING EXPENSES:
Utilities                                  79,000
Wages                                      43,000
Property taxes                             39,000
Repairs and maintenance                    23,000
Insurance                                   6,000
Other                                      21,000
                                      -----------


 Total direct operating expenses          211,000
                                      -----------


NET OPERATING INCOME                  $   388,000
                                      ===========


See accompanying note to combined historical summary of gross income and direct operating expenses.

APACHE EAST ESTATES AND DENALI PARK ESTATES
MANUFACTURED HOME COMMUNITIES


NOTE TO COMBINED HISTORICAL SUMMARY OF GROSS INCOME
AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------


1.   BASIS OF PRESENTATION

     The accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the historical summary) includes the accounts of Apache East Estates and Denali Park Estates Manufactured Home Communities (the Communities), both of which are under common ownership and management. The historical summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 3, Windsor Park Properties 4, Windsor Park Properties 5, Windsor Park Properties 7, and Windsor Real Estate Investment Trust 8). Net operating income is computed as gross income from mobile home operations, less direct operating expenses from mobile home operations, excluding items not comparable to the proposed future operations of the Communities including depreciation, amortization, interest and nonproperty administrative expenses. Consequently, net operating income as presented is not intended to be a complete presentation of the Communities' revenues and expenses.

Item 7(a)(ii)
-------------

                             Apache East Estates and Denali Park Estates Manufactured Home Communities
                             -------------------------------------------------------------------------
                                                   Estimated Proforma Statement
                                              Of Taxable Net Operating Income (Loss)
                                               For The Year Ended December 31, 1997
                                                                                        Proforma
                                            Year Ended              Proforma            Year Ended
                                         December 31, 1996         Adjustments        December 31, 1997
                                         -----------------      -----------------     -----------------
                                                                   (unaudited)           (unaudited)
Revenues:
---------
  Rent and utilities                     $         595,000      $                      $        595,000
  Other                                              4,000                                        4,000
                                         -----------------      -----------------     -----------------
                                                   599,000              --                      599,000
                                         -----------------      -----------------     -----------------

Expenses:
---------
  Utilities                                         79,000                                       79,000
  Wages                                             43,000                                       43,000
  Property taxes                                    39,000                                       39,000
  Repairs and
   maintenance                                      23,000                                       23,000
  Insurance                                          6,000                                        6,000
  Other                                             21,000                                       21,000
  Management fees                                                          30,000                30,000
  Interest                                                                265,000               265,000
  Depreciation                                                            183,000               183,000
                                         -----------------      -----------------     -----------------

                                                   211,000                478,000               689,000
                                         -----------------      -----------------     -----------------
Taxable net operating
  income (loss)                          $         388,000    $          (478,000)    $         (90,000)
                                         =================    ===================     =================

Item 7(a)(iii)
--------------

   Apache East Estates and Denali Park Estates Manufactured Home Communities
   -------------------------------------------------------------------------
                Estimated Proforma Statement of Cash Available
                     For The Year Ended December 31, 1997
                                  (unaudited)

Proforma Taxable Net Operating Loss        $    (90,000)
Add: Depreciation                               183,000
                                           ------------

Proforma Cash Available                    $     93,000
                                           ============

            See accompanying notes to proforma financial statements.

   Apache East Estates and Denali Park Estates Manufactured Home Communities
   -------------------------------------------------------------------------
                    Notes To Estimated Proforma Statement Of
               Taxable Net Operating Income (Loss) And Estimated
                      Proforma Statement Of Cash Available
                                  (unaudited)

Note 1.  Basis Of Presentation:
         ----------------------

The preceding proforma financial statements for the year ended December 31, 1997 are based on the audited Combined Historical Summary of Gross Income and Direct Operating Expenses of Apache East Estates and Denali Park Estates manufactured home communities for the year ended December 31, 1996. They contain certain proforma adjustments made to reflect changes in operations in existence at the date of acquisition which will be reflected in the properties first year of operations.

Note 2.  Proforma Adjustments:
         ---------------------

(a)  Management Fees
     ---------------
     This adjustment reflects expected management fees of 5% of estimated gross revenues payable to the General Partners.

(b)  Interest
     --------

     This adjustment reflects interest expense incurred on the loan obtained to acquire the properties as well as the amortization of loan costs incurred to obtain the loan. Interest rates are assumed to be those in effect on the date of acquisition.

(c)  Depreciation
     ------------

     The computation of depreciation is based on the cost of the properties including estimated acquisition expenses and subsequent capital improvement projects. The allocation of the cost of the properties to the various asset categories is estimated based on appraised values. Depreciation has been computed on a straight-line basis over the estimated useful lives of the asset.

                                Depreciable
                                   Life            Cost        Depreciation
                               -------------   ------------  ---------------
Land                                           $  1,597,000
Buildings and improvements        20 yrs.         3,573,000  $     179,000
Furniture and equipment           7 yrs.             28,000          4,000
                                               ------------  ---------------
                                               $  5,198,000  $     183,000
                                               ============  ===============

The costs above include $15,000 of anticipated property improvements.

Note 3.  Partnership Income and Expenses:
         --------------------------------

The proforma statements of taxable net operating income and of cash available do not include any income, cost or expense pertaining to the operation of the Partnership.

Item 7(b)(i) - Proforma Financial Information
---------------------------------------------

The following unaudited proforma balance sheet presents the financial position of Windsor Park Properties 7 (the Partnership) on December 31, 1996, assuming that the purchase of the interests in the Apache East Estates and Denali Park Estates manufactured home communities (accounted for as joint ventures), which occurred on February 20, 1997, occurred on that date.

The interests in the Apache East Estates and Denali Park Estates communities were purchased with funds received from the refinancing of existing Partnership properties and borrowings from a third party lender. The following unaudited proforma balance sheet has been prepared assuming that the acquisition of the Apache East Estates and Denali Park Estates communities was accounted for as an investment using the equity method of accounting.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the properties contained in
Item 2, included elsewhere in this Form 8-K/A.

                           Windsor Park Properties 7
                           -------------------------
                            Proforma Balance Sheet
                               December 31, 1996
                                  (unaudited)

                                                         Proforma         Proforma
                                   December 31, 1996    Adjustments      December 31, 1996
                                   -----------------   --------------   -----------------
ASSETS
------
Property held for
 investment, net                   $      11,713,000   $                $      11,713,000
Investments in joint
 ventures                                  4,870,300          581,900           5,452,200
Cash and cash equivalents                    511,100          (81,900)            429,200
Note receivable from
  general partners                           653,300                              653,300
Other assets                                 314,800                              314,800
                                   -----------------   --------------   -----------------

                                   $      18,062,500   $      500,000   $      18,562,500
                                   =================   ==============   =================


LIABILITIES AND
---------------
PARTNERS' EQUITY
----------------
Mortgage notes payable             $       7,220,000   $      500,000   $       7,720,000
Accounts payable and
  other liabilities                          270,300                              270,300
Partners' equity                          10,572,200                           10,572,200
                                   -----------------   --------------   -----------------

                                   $      18,062,500   $      500,000   $      18,562,500
                                   =================   ==============   =================

               See accompanying notes to proforma balance sheet.

                           Windsor Park Properties 7
                           -------------------------
                        Notes To Proforma Balance Sheet
                               December 31, 1996
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma balance sheet of Windsor Park Properties 7 (the Partnership) presents the financial position of the Partnership at December 31, 1996 assuming that the purchase of the interests in the Apache East Estates and Denali Park Estates manufactured home communities (accounted for as joint ventures), which occurred on February 20, 1997, occurred on that date.

The interests in the Apache East Estates and Denali Park Estates communities were purchased with funds received from the refinancing of existing Partnership properties and borrowings from a third party lender. The following unaudited proforma balance sheet has been prepared assuming that the acquisition of the Apache East Estates and Denali Park Estates communities was accounted for as an investment using the equity method of accounting.

Note 2.   Proforma Adjustments
          --------------------

(a)  Investments in Joint Ventures
     -----------------------------
     This adjustment reflects the Partnership's cost of its interests in the Apache East Estates and Denali Park Estates communities ($1,347,600), less its proportionate obligation in the new loan placed on the Communities ($765,700).

(b)  Cash and Cash Equivalents
     -------------------------
     This adjustment reflects the funds used to purchase the interests in the Apache East Estates and Denali Park Estates communities.

(c)  Mortgage Notes Payable
     ----------------------
     This adjustment reflects the second mortgage note payable to the sellers of the Communities which was assumed by the Partnership.

Item 7(b)(ii) - Proforma Financial Information
----------------------------------------------

The following unaudited proforma statement of operations of Windsor Park Properties 7 (the Partnership) for the year ended December 31, 1996 combines the historical results of operations of the Partnership and the Apache East Estates and Denali Park Estates manufactured home communities for the year ended December 31, 1996, with the estimated proforma results of the Apache East Estates and Denali Park Estates communities assuming that they were purchased on January 1, 1996. The Apache East Estates and Denali Park Estates communities were purchased on February 20, 1997.

The Apache East Estates and Denali Park Estates communities were purchased with funds received from the refinancing of existing Partnership properties and borrowings from a third party lender. The unaudited proforma statement of operations has been prepared based on the assumptions that additional interest expense was incurred in order for the Partnership to purchase the interests in the Communities and that the acquisition of the Apache East Estates and Denali Park Estates communities was accounted for as an investment using the equity method of accounting.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the properties contained in
Item 2 included elsewhere in this Form 8-K/A.

                           Windsor Park Properties 7
                           -------------------------
                       Proforma Statement of Operations
                     For the Year Ended December 31, 1996
                                  (unaudited)



                                  Year Ended December 31, 1996
                                  -----------------------------
                                                                                   Proforma
                                                                                  Year Ended
                                      The          Apache East/    Proforma      December 31,
                                  Partnership      Denali Park    Adjustments        1996
                                  ------------     ------------   ------------   ------------
Revenues
--------
  Rent and utilities                $2,358,200       $  595,000    $  (595,000)    $2,358,200
  Equity in earnings
   of joint ventures                   264,400                         (24,400)       240,000
  Interest                              81,700                                         81,700
  Other                                 23,700            4,000         (4,000)        23,700
                                  ------------     ------------   ------------   ------------

                                     2,728,000          599,000       (623,400)     2,703,600
                                  ------------     ------------   ------------   ------------
Expenses
--------
  Property operating                 1,024,100          211,000       (211,000)     1,024,100
  Interest                             658,800                          40,000        698,800
  Depreciation and
    amortization                       582,100                                        582,100
  General and
    administrative                     109,600                                        109,600
                                  ------------     ------------   ------------   ------------

                                     2,374,600          211,000       (171,000)     2,414,600
                                  ------------     ------------   ------------   ------------

Net Income                          $  353,400       $  388,000    $  (452,400)    $  289,000
                                  ============     ============   ============   ============

          See accompanying notes to proforma statement of operations.

                           Windsor Park Properties 7
                           -------------------------
                   Notes To Proforma Statement Of Operations
                     For The Year Ended December 31, 1996
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma statement of operations of Windsor Park Properties 7 (the Partnership) for the year ended December 31, 1996 combines the historical results of operations of the Partnership and the Apache East Estates and Denali Park Estates manufactured home communities for the year ended December 31, 1996, with the estimated proforma results of the Apache East Estates and Denali Park Estates communities assuming that they were purchased on January 1, 1996. The Apache East Estates and Denali Park Estates communities were purchased on February 20, 1997.

The Apache East Estates and Denali Park Estates communities were purchased with funds received from the refinancing of existing Partnership properties and borrowings from a third party lender. The unaudited proforma statement of operations has been prepared based on the assumptions that additional interest expense was incurred in order for the Partnership to purchase the interests in the Communities and that the acquisition of the Apache East Estates and Denali Park Estates communities was accounted for as an investment using the equity method of accounting.

Note 2.   Proforma Adjustments
          --------------------

The Partnership's interests in the Apache East Estates and Denali Park Estates manufactured home communities are accounted for as investments using the equity method of accounting. Accordingly, all historical revenue and expense components of Apache East Estates and Denali Park Estates are eliminated through proforma adjustments and the Partnership's interest in the net earnings of Apache East Estates and Denali Park Estates if reflected as a proforma adjustment to "Equity in earnings of joint ventures."

Other proforma adjustments are discussed below:

(a)  Equity in Earnings of Joint Ventures
     ------------------------------------
     This adjustment reflects the Partnership's interest in the net earnings of the Apache East Estates and Denali Park Estates communities. The net earnings of the communities include adjustments to management fees, interest expense and depreciation, based on facts and circumstances in existence on the dates of acquisition.

(b)  Interest Expense
     ----------------
     This adjustment reflects interest expense incurred on the second mortgage note payable to the sellers of the Communities which was assumed by the Partnership. The note bears interest at 8%.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    WINDSOR PARK PROPERTIES 7
                                    (A California Limited Partnership)
                                    ----------------------------------
                                         (Registrant)



                                    By /s/JOHN A. COSEO, JR.
                                      --------------------------------------
                                    JOHN A. COSEO, JR.
                                    General Partner


Date:  April 28, 1997